                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

      Each director and officer of Rocky Shoes & Boots, Inc. (the "Corporation") whose signature appears below hereby appoints Mike Brooks and Curtis A. Loveland, or either of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 1996, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Corporation hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

      IN WITNESS WHEREOF, we have executed this Power of Attorney, in counterparts if necessary, effective as of March 23, 1997.

DIRECTORS/OFFICERS:

       Signature                                          Title
       ---------                                          -----
 /s/ Mike Brooks
--------------------------------------            Chairman, Chief Executive Officer, and
      Mike Brooks                                 President (principal executive officer)

/s/ David S. Fraedrich
--------------------------------------            Executive Vice President, Chief Financial
      David S. Fraedrich                          Officer, Treasurer and a Director (principal financial
                                                  and principal accounting officer)

/s/ Curtis A. Loveland
--------------------------------------            Secretary and a Director
      Curtis A. Loveland

/s/ Stanley I. Kravetz
--------------------------------------            Director
      Stanley I. Kravetz

/s/ Barbara B. Fuller
--------------------------------------            Director
      Barbara B. Fuller

/s/ Leonard L. Brown
--------------------------------------            Director
      Leonard L. Brown

/s/ Robert D. Stix
--------------------------------------            Director
      Robert D. Stix

/s/ James L. Stewart
--------------------------------------            Director
      James L. Stewart